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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-72519 and 333-108361) and in the Registration Statements on Form S-8 (Nos. 333-33819, 333-76537, 333-85691, and 333-108681) of
Developers Diversified Realty Corporation of our report dated March 12, 2004 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
Cleveland, Ohio
March 12, 2004